Federated Fund for U.S. Government Securities, Inc.


Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Federated Fund for U.S. Government Securities, Inc. (the "Fund") will hold a meeting of shareholders on Friday, October 4, 2002. It is important for you to vote on the issue described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issue.

The following is an introduction to the process and the proposal.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes like the one included in this Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?
You may vote by telephone at 1-800-690-6903 or through the Internet at www.proxyvote.com. You may also vote in person at the meeting or complete and return the enclosed proxy card.

If you:

1. choose to help the Fund save time and postage costs by voting through the Internet or by telephone, please do not return your proxy card.
2. do not respond at all, we may contact you by telephone to request that you cast your vote.
3. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

What is the issue?
You are being asked to approve or disapprove changing the form of organization of the Fund from a corporation to a business trust (the "Reorganization").

Why is the Reorganization being proposed?
The Board of Directors and the Fund's investment adviser believe that the Reorganization is in the best interest of the Fund and its shareholders. The Reorganization will accomplish two objectives:

1. The Reorganization will eliminate certain limitations currently set forth in the Fund's Articles of Incorporation and will allow the Fund to continue to acquire non-government securities as previously approved by the Fund's shareholders; and

2. By changing the form of organization from a corporation to a trust, the Fund's expenses will be reduced by the amount of certain state taxes applied to a corporation but not to a business trust.


Will the Reorganization affect my investment?
o     The number of shares and investment value will not change
o The Fund's investment objective, strategies, and policies will remain the same
o     The Reorganization will be a tax-free transaction to you and the Fund
o There will not be an increase in the fees payable to the Trust's investment adviser
o There will be no sales loads, commissions, or transaction fees in connection with the Reorganization
o The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Federated Services Company, the Fund's administrator.

Important Note! - Outstanding Share Certificates
Shareholders who currently hold certificates for their Fund shares are urged to surrender those certificates before the Reorganization. For your protection, we recommend that you send the unsigned certificate by registered or certified mail to:

      Federated Shareholder Services Co.
      1099 Hingham Street
      Rockland MA 02370-3317

If you can't locate your certificate, please call 1-800-245-4700 for instructions.

Who do I call with questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service
Representative. Federated's toll-free number is 1-800-341-7400.


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    After careful consideration, the Board of Directors has unanimously approved
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  this proposal. The Board recommends that you read the enclosed materials
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                   carefully and vote for the proposal.





                         SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  X ]      Preliminary Proxy Statement

[    ]      Confidential, for Use of the Commission Only (as permitted by
Rule
            14a-6(e)(2)

[  ]      Definitive Proxy Statement

[    ]      Definitive Additional Materials

[    ]      Soliciting Material Pursuant to Sec. 240.14a-11(c) or
            Sec. 240.14a-12

            FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

             (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
         filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[     ] Check box if any part of the fee is offset as provided by Exchange
Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
            ------------------------------------------------------------

      3)    Filing Party:
            ------------------------------------------------------------

      4)    Date Filed:
            ------------------------------------------------------------


                        PRELIMINARY PROXY STATEMENT


            FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

                     NOTICE OF MEETING OF SHAREHOLDERS
                        TO BE HELD OCTOBER 4, 2002

      A meeting of the shareholders of Federated Fund for U.S. Government Securities, Inc. (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on Friday, October 4, 2002 for the following purposes:

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     (1)    To approve or disapprove  a proposed Agreement and Plan of
     Reorganization between the Fund and Federated Income Securities Trust, on behalf of its series, the Federated Fund for U.S. Government Securities (the "Reorganized Fund"), whereby the Reorganized Fund would acquire all of the assets (subject to the liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.
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               (2)To transact such other business as may properly come
                  before the meeting or any adjournment there.

The Board of Directors has fixed July 22, 2002 as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Directors



                                                John W. McGonigle
                                                Secretary


August  6, 2002



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     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
     FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903 OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM


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i

                             TABLE OF CONTENTS

About the Proxy Solicitation and the Meeting                        1

Approval of the Proposed Reorganization.............................1

Description of the Reorganization Agreement.........................2

Reasons for the Proposed Reorganization.............................3

Board of Directors Considerations and Recommendations...............5

Federal Income Tax Consequences.....................................5

Comparative Information on Shareholder Rights and Obligations.......6

Information About the Fund..........................................8

Proxies, Quorums and Voting at the Meeting..........................8

Share Ownership of the Fund.........................................8

Other Matters and Discretion of Attorneys Named in the Proxy........9

Appendix I:  Agreement and Plan of Reorganization...................I-1


5

                        PRELIMINARY PROXY STATEMENT


            FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

                         Federated Investors Funds
                           5800 Corporate Drive
                         Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the meeting of shareholders of the Fund to be held on Friday, October 4, 2002, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000, at 2:00 p.m.
(Eastern Time) (such meeting and any adjournment or postponement thereof are referred to as the "Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund's administrator, Federated Services Company (the "Administrator"). In addition to solicitations through the mail, officers, employees, and agents of the Administrator and its affiliates may solicit proxies, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Administrator may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The Board has reviewed the proposed reorganization (the "Reorganization") of the Fund, and approved it, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about August 6, 2002, to shareholders of record at the close of business on July 22, 2002
(the "Record Date"). On the Record Date, the Fund had outstanding _________ shares of beneficial interest.

      The Fund's annual report, which includes audited financial statements for the fiscal year ended March 31, 2002, was previously mailed to shareholders. The Fund's annual report is incorporated by reference into this Proxy Statement. The Fund will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Fund's annual report. You may request a copy of the annual report by writing to the Fund's principal executive offices or by calling the Fund. The Fund's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Fund's toll free telephone number is 1-800-341-7400.


             PROPOSAL: TO APPROVE THE PROPOSED REORGANIZATION

      The  Board  of  Directors  of the  Fund has  voted  to  recommend  to shareholders of the Fund the approval of an Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby Federated Income Securities Trust, a Massachusetts business trust ("FIST"), on behalf of its portfolio, Federated Fund for U.S. Government Securities (the "Reorganized Fund"), would acquire all of the assets (subject to the liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of the Fund will become the owner of the same number of Reorganized Fund shares having a total net asset value equal to the total net asset value of his or her holdings in the Fund on the date of the Reorganization.

      The Fund is an open-end management investment company currently organized as a Maryland corporation. The Fund offers three classes of shares. FIST is an open-end management investment company that consists of a number of portfolios, each of which has its own investment objective. The Reorganized Fund is a newly organized portfolio of FIST that will offer three classes of shares that are identical to each of the three classes of shares offered by the Fund. The Reorganized Fund will not engage in any operations prior to, and will not have any shareholders at the time of, the Reorganization.

      The Reorganized Fund will have the same investment objective as the Fund, which is to provide current income. The Fund invests primarily in a diversified portfolio of U.S. government securities, including mortgage-backed securities issued by U.S. government agencies. The Fund may also invest in investment grade mortgage-backed securities issued by non-governmental entities. The permissible investments for the Reorganized Fund are the same as the permissible investments for the Fund, and the Reorganized Fund will employ the same investment strategy of investing primarily in a diversified portfolio of U.S. government securities. Investments in the Reorganized Fund and the Fund are neither insured nor guaranteed by the U.S. government, and the value of the investments may rise or fall.

      As a condition to the Reorganization, the Fund and FIST will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, so that no gain or loss for federal income tax purposes will be recognized by either the Fund or the Reorganized Fund or by the shareholders of the Fund. The tax basis of the Reorganized Fund shares received by Fund shareholders will be the same as the tax basis of their shares in the Fund.

       Significant aspects of the Reorganization and provisions of the Reorganization Agreement are summarized below; however, this summary of the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement between the Fund and FIST, a copy of which is attached as Appendix I to this Proxy Statement.

Description of the Reorganization Agreement

        The Reorganization Agreement provides that all of the assets of the Fund will be transferred to the Reorganized Fund, subject to the liabilities of the Fund. In exchange for these assets, the Reorganized Fund will issue shares in the same amount as each class of outstanding shares of the Fund at the time of the Reorganization. The Fund will distribute these shares so that each holder of shares of the Fund will receive the same number (with the same aggregate value) of the same class of shares of the Reorganized Fund as the shareholder had in the Fund immediately prior to the Reorganization. The Fund's shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of the shares of the Reorganized Fund. Any contingent deferred sales charges payable upon redemption of shares received in the Reorganization will be calculated as if those shares had continued to be Fund shares.

      Following the Reorganization, shareholders of the Fund will be shareholders of the Reorganized Fund. Upon the completion of the
Reorganization, the Fund will be deregistered as an investment company under the 1940 Act and its existence terminated under state law. The stock transfer books of the Fund will be permanently closed after the
Reorganization. FIST will not issue share certificates with respect to shares of the Reorganized Fund issued in connection with the Reorganization. Shareholders who currently hold certificates for their Fund shares are urged to surrender those certificates before the Reorganization takes place.

      The Reorganization is subject to certain conditions, including: approval of the Reorganization Agreement and the transactions and exchange contemplated thereby as described in this Proxy Statement by the shareholders of the Fund; the receipt of a legal opinion described in the Reorganization Agreement regarding tax matters; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement and other matters; and the parties' performance, in all material respects, of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to occur on or after October 6, 2002.

      The Fund's Administrator is responsible for the payment of all expenses of the Reorganization incurred by either party, whether or not the Reorganization is consummated. Such expenses include, but are not limited to, legal fees, registration fees, transfer taxes (if any), the fees of banks, transfer agents and proxy solicitors, and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Fund's shareholders.

      The Reorganization may be terminated at any time prior to its consummation by either the Fund or FIST if circumstances should develop that, in the opinion of either the Board of Directors of the Fund or the Board of Trustees of FIST, make proceeding with the Reorganization Agreement inadvisable. The Reorganization Agreement provides further that at any time prior to the consummation of the Reorganization: (i) the parties thereto may amend or modify any of the provisions of the Reorganization Agreement provided that such amendment or modification would not have a material adverse effect on the benefits intended under the Reorganization Agreement and would be consistent with the best interests of the shareholders of the Fund and the Reorganized Fund; and
(ii) either party may waive any of the conditions set forth in the Reorganization Agreement if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under the Reorganization Agreement to the shareholders of the Fund or the shareholders of the Reorganized Fund, as the case may be.

Reasons for the Proposed Reorganization

      The reasons for changing the Fund from a corporation to a business trust are: (1) to replace the Fund's present Articles of Incorporation (the "Charter") with FIST's Declaration of Trust (the "New Charter"); and
(2) to reduce the Fund's expenses by the amount of certain state franchise taxes that apply to a corporation but not to a business trust.

      Replacement of the Charter will allow the Fund to continue to acquire mortgage-backed securities issued by private lenders, as approved by its shareholders at a meeting on March 26, 1999 (the "1999 Meeting"). At the 1999 Meeting, in addition to electing directors, the shareholders approved changes to several of the Fund's investment policies. Among the proposed policy changes, the shareholders approved:

o Changing the Fund's investment policies to permit the Fund to invest up to 35% of its total assets in mortgage securities that are not issued or guaranteed by the U.S. government or its agencies and instrumentalities ("non-government securities"); and
o Changing the Fund's investment policy regarding borrowing to permit the Fund to enter into reverse repurchase agreements.

In addition, the shareholders made the investment policy regarding investments in non-government securities "non-fundamental," meaning that the Fund's Board of Directors could change the policy without additional shareholder approval. The Board of Directors subsequently exercised its authority by limiting the portion of the Fund's assets which may be invested in non-government securities to 20% of total assets. This was done in order to comply with recently enacted rules regarding the reference to "U.S. Government Securities" in the Fund's name.

      Non-government securities are mortgage-backed securities issued by private lenders such as savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Non-government securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of private credit enhancement. For example, various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, may support the timely payment of interest and principal on such pools. Non-government securities typically offer a higher rate of interest than government mortgage-backed securities because they are not issued or guaranteed by U.S. government agencies. Since the 1999 Meeting, the Fund has invested in non-government securities in order to increase the yield and total performance of its shares.

      Reverse repurchase agreements are similar to borrowing cash. In a reverse repurchase agreement, the Fund would transfer a portfolio security to another person, such as a financial institution or securities dealer, in return for a percentage of the security's market value in cash. At the same time, the Fund would agree to repurchase the security at a future date for a higher price. The use of reverse repurchase agreements may enable the Fund to raise cash without having to sell portfolio securities at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not ensure that the Fund will avoid selling portfolio securities at a disadvantageous time. Although the shareholders gave the Fund authority to enter into reverse repurchase transactions at the 1999 Meeting, the Fund has never entered into such a transaction.

      In preparing for the 1999 Meeting, the Administrator did not note that, in addition to being recorded in the Fund's minute book and registration statement, the Fund's fundamental investment policies were also set forth in its Charter. Therefore, at the time of the meeting, the Fund failed to take account of the following Charter limitations:

      [T]he Corporation may not and shall not:

            (a)   Invest in any securities other than U.S.
      Government securities.

            (b) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of its total assets taken at cost.

These provisions are referred to as the "Charter Limitations." As a result of this oversight, while the proxy statement asked shareholders to approve changes to the Fund's investment policies, it did not request specific authority from the shareholders to make conforming changes to the Charter Limitations. So long as the Charter Limitations remain in effect, the Fund cannot follow the investment policies approved by the shareholders at the 1999 Meeting and conform to its Charter. Thus, although the Fund continues to hold non-government securities acquired before the Adviser became aware of the Charter Limitations, the Fund will not acquire additional non-government securities or enter into reverse repurchase agreements unless the Reorganization is approved.

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     The Reorganization will eliminate any conflict between the policies approved at the 1999 Meeting and the Charter Limitations by replacing the Charter with the New Charter. Consequently, the Reorganization will permit the Reorganized Fund to operate in the manner approved by shareholders, to the extent that it invests in non-government securities and enters into reverse repurchase agreements, without contravening the Charter Limitations. In addition, the New Charter does not contain any investment policies or limitations, so the Fund will be able to change its investment policies and limitations without changing the New Charter. The Reorganized Fund will continue to have the same fundamental investment policies as the Fund, insofar as the Fund cannot change these policies without shareholder approval. The only difference will be that the Reorganized Fund will not have to seek shareholder approval to amend the New Charter in connection with any vote to change a fundamental investment policy.
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      The other  benefit  of the  Reorganization  will be to  reduce  state taxes currently paid by the Fund. As a corporation, the Fund must pay franchise taxes in certain states where it does business. During the Fund's most recent fiscal year, the Fund paid franchise taxes in the amount of $86,400. As a business trust, FIST is not regulated as a corporation in such states and does not have to pay such franchise taxes. Accordingly, under current tax laws, the Reorganized Fund will not have to pay any franchise taxes in these states.

      Finally, the Reorganization will have the effect of updating the Fund's Charter. The New Charter was amended and restated as of May 9, 2000, and thus reflects developments in federal and state laws affecting registered investment companies since the adoption of the Charter. For example, the New Charter authorizes the Reorganized Fund to issue an unlimited number of shares, whereas the Charter would require a shareholder meeting to authorize the issuance of more than two billion Fund shares. The Declaration of Trust is also more consistent with the organizational documents of other investment companies supervised by the Board of Directors. A comparison of the Charter and FIST's New Charter is provided below.

Board of Directors' Considerations and Recommendations

      The conflict between the investment policies approved at the 1999 Meeting and the Charter Limitations was discovered in connection with the annual updating of the Fund's registration statement in 2002. After researching the legal significance of the Charter Limitations, and consulting with Maryland legal counsel, a special telephonic meeting of the Board of Directors was held on June 28, 2002. At the meeting, the Board of Directors was informed: (i) of the circumstances of the 1999 Meeting and the discovery of the Charter Limitations, (ii) that Maryland counsel could not provide any assurance that the Fund could amend its Charter without another meeting of its shareholders, and (iii) that the Fund had stopped acquiring non-government securities pending amendment of the Charter.

      At the meeting, the Board of Directors reviewed the Fund's current holdings of non-government securities and the positive contributions made by these securities to both the Fund's yield and total performance. The Board of Directors also considered the Adviser's recommendation that the Fund continue to employ an investment strategy that includes investment grade, non-government mortgage-backed securities. Based on the information provided at the meeting, the Board of Directors determined that it was in the best interest of the Fund's shareholders to call a shareholder meeting to eliminate the Charter Limitations so that the Fund could continue to invest in non-government securities, as authorized by the Fund's shareholders and disclosed in the Fund's prospectus.

      At the meeting, the Board of Directors also considered two methods of eliminating the Charter Limitations: first, by adopting Amended and Restated Articles of Incorporation, and second, by reorganizing as a portfolio of a Massachusetts business trust. The Fund's Administrator informed the Board of Directors that, whenever a investment company organized as a Maryland corporation has a shareholder meeting, the Administrator would recommend that the investment company be reorganized as a portfolio of a business trust so that it could reduce its franchise taxes. The Administrator also advised the Board of Directors that such a reorganization could be accomplished most easily by reorganizing the Fund into a new portfolio of an existing Massachusetts business trust, such as FIST.

      Based upon this information, the Fund's Board of Directors, at its meeting on June 28, 2002, concluded that the reorganization of the Fund as a portfolio of FIST would provide the most efficient means of
(i) eliminating the Charter Limitations and (ii) reducing the state taxes paid by the Fund. The Fund's Board of Directors, including a majority of the Directors who are not "interested persons," additionally determined that participation in the Reorganization is in the best interests of the Fund and that the interests of the Fund shareholders would not be diluted as a result of its effecting the Reorganization. The Board of Trustees of FIST made these same determinations with respect to the Reorganized Fund. Based upon the foregoing considerations, and the fact that shareholders of the Fund will not suffer any adverse federal income tax consequences as a result of the Reorganization, the Board of Directors of the Fund unanimously voted to approve, and recommended to Fund shareholders the approval of, the Reorganization.

      Under  the  terms  of  the  Fund's  Charter,   the  approval  of  the
Reorganization requires the affirmative vote of a majority of the aggregate number of shares of the Fund entitled to vote thereon. (See "Proxies, Quorum and Voting at the Meeting" below.)

Federal Income Tax Consequences

      As a condition to the Reorganization, the Fund and FIST, on behalf of the Reorganized Fund, will receive an opinion from counsel to the Fund and FIST, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:
(1) the Reorganization as set forth in the Reorganization Agreement will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code, and the Fund and the Reorganized Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Reorganized Fund upon its receipt of the Fund's assets (subject to the liabilities of the Fund) in exchange for Reorganized Fund shares; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets (subject to the liabilities of the Fund) to the Reorganized Fund in exchange for Reorganized Fund shares or upon the distribution (whether actual or constructive) of the Reorganized Fund shares to the Fund shareholders in exchange for their shares of the Fund; (4) no gain or loss will be recognized by shareholders of the Fund upon the exchange of their Fund shares for Reorganized Fund shares;
(5) the tax basis of the Fund's assets acquired by the Reorganized Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization; (6) the tax basis of Reorganized Fund shares received by each shareholder of the Fund pursuant to the Reorganization will be the same as the tax basis of Fund shares held by such shareholder immediately prior to the Reorganization; (7) the holding period of the assets of the Fund in the hands of the Reorganized Fund will include the period during which those assets were held by the Fund; and (8) the holding period of Reorganized Fund shares received by each shareholder of the Fund pursuant to the Reorganization will include the period during which the Fund shares exchanged therefor were held by such shareholder, provided the Fund shares were held as capital assets on the date of the Reorganization.

       The Fund and FIST have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

Comparative Information on Shareholder Rights and Obligations

      The Fund is organized as a Maryland corporation pursuant to the Charter, while FIST is organized as a business trust pursuant to the New Charter under the laws of the Commonwealth of Massachusetts. The rights of shareholders of the Fund, as defined in its Charter, By-Laws and under the laws of the State of Maryland, and the rights of shareholders of FIST, as set forth in its New Charter, By-Laws, and under the laws of the Commonwealth of Massachusetts, relating to voting, distributions and redemptions, are substantively similar. The chart below describes some of the differences between your rights as a shareholder of the Fund and your rights as a shareholder of the Reorganized Fund.



Preemptive Rights                      None                      None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Preferences                            None                      None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Appraisal Rights                       None                      None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Conversion Rights (other               None                      None
than the automatic
conversion of Class B into
Class A shares as provided
in prospectuses of the
Fund and the Reorganized
Fund)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Exchange Rights (other                 None                      None
than the right to exchange
for shares of other mutual
funds as provided in the
prospectuses of the Fund
and the Reorganized Fund)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Minimum Account Size        The Board of Directors     The Board of Trustees
                            has discretion to have     has discretion to have
                            the Fund redeem the        the Reorganized Fund
                            shares of any shareholder  redeem the shares of any
                            whose shares have an       shareholder whose shares
                            aggregate net asset value  have an aggregate net
                            of less than $1,000        asset value below the
                                                       minimum amount
                                                       established by the Board
                                                       of Trustees. FIST also
                                                       has the right to redeem
                                                       shares to the extent
                                                       necessary to avoid
                                                       becoming a personal
                                                       holding company as
                                                       defined in the Internal
                                                       Revenue Code of 1986, as
                                                       amended.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Meetings                    Not required              Not required
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Right to Call Shareholder   Shall be called upon the   Shall be called upon the
Meetings                    written request of the     written request of the
                            holders of at least 10%    holders of at least 10%
                            of the shares of the Fund  of the shares of the
                            entitled to vote at the    Trust entitled to vote
                            meeting                    at the meeting
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Notice of Meetings          Mailed to each             Mailed to each
                            shareholder entitled to    shareholder entitled to
                            vote at least 10 and not   vote at least 15 days
                            more than 90 days before   before the meeting
                            the meeting
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Record Date For Meetings    Directors may close the    Trustees may close the
                            stock transfer books for   stock transfer books for
                            a period not exceeding 20  a period not exceeding
                            days prior to the date of  60 days prior to the
                            any shareholder meeting    date of any shareholder
                            or may fix in advance a    meeting or may fix in
                            date, not exceeding 90     advance a date, not
                            days, as a record date     exceeding 60 days, as a
                                                       record date
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Quorum for Meeting          The presence in person or  The presence in person
                            by proxy of holders of     or by proxy of holders
                            one-third of the shares    of a majority of the
                            entitled to vote           shares entitled to vote
                            constitutes a quorum       constitutes a quorum
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Election of Directors or    A plurality of votes cast  A plurality of votes
Trustees                    at the meeting             cast at the meeting
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Adjournment of Meetings     In the absence of a        In the absence of a
                            quorum, a majority of      quorum, a plurality of
                            shareholders present in    shareholders present in
                            person or by proxy may     person or by proxy may
                            adjourn the meeting from   adjourn the meeting from
                            time to time to a date     time to time without
                            not later than 120 days    further notice
                            after the original record
                            date without further
                            notice
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Removal of Directors or     May be removed by a vote   May be removed by a vote
Trustees by Shareholders    of at least a majority of  of at least two-thirds
                            the outstanding shares     of the outstanding
                                                       shares of FIST
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Personal Liability of       The Maryland General       The trustees and
Directors and Trustees      Corporation Law makes      officers are not liable
                            directors immune from      for neglect or wrong
                            liability to the extent    doing by them or any
                            that they perform their    officer, agent,
                            duties as directors:       employee, investment
                            (1) In good faith;         adviser or principal
                            (2) In a manner the        underwriter of the
                            director reasonable        Reorganized Fund or of
                            believes to be in the      any entity providing
                            best interests of the      administrative services
                            Fund; and                  for the Reorganized
                            (3) With the care that an  Trust, provided:
                            ordinarily prudent person  (1) they have acted
                            in a like position would   under the belief that
                            use under similar          their actions are in the
                            circumstances.             best interest of the
                                                       Reorganized Fund, and
                                                       (2) they would not
                                                       otherwise be liable by
                                                       reason of willful
                                                       misfeasance, bad faith,
                                                       gross negligence or
                                                       reckless disregard of
                                                       the duties involved in
                                                       the conduct of his
                                                       office.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Personal Liability of                  None            Under Massachusetts law,
Shareholders                                           there is, in theory, a
                                                       possibility that a
                                                       shareholder may be
                                                       personally liable;
                                                       however, the New Charter
                                                       requires the FIST to use
                                                       the assets of the
                                                       Reorganized Fund to
                                                       protect or compensate
                                                       the shareholder if the
                                                       shareholder is held
                                                       personally liable for
                                                       its obligations.
                                                       Massachusetts business
                                                       trusts are widely used
                                                       in the mutual fund
                                                       industry to organize
                                                       series investment
                                                       companies.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Number of Authorized        2,000,000,000 shares with  Unlimited; no par value
Shares; Par Value           a par value of $0.001 per
                            share, of which
                            500,000,000 are
                            designated as Class B
                            Shares
---------------------------------------------------------------------------------


---------------------------------------------------------------------------
                        INFORMATION ABOUT THE FUND
---------------------------------------------------------------------------

Proxies, Quorum and Voting at the Meeting

      Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The favorable vote of a majority of the aggregate number of shares of the Fund entitled to vote is required to approve the Reorganization.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

      In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-third of the shares of stock of the Fund, then outstanding and entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal.

      For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment those proxies which they are authorized to vote. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Fund

Officers and Directors of the Fund own less that 1% of the Fund's outstanding shares.

At the close of business on the Record Date, the following person(s) owned, to the knowledge of management, more that 5% of the outstanding shares of the Fund:

---------------------------------------------------------------------------
       OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
---------------------------------------------------------------------------

      The Fund is not required, and does not intend, to hold annual
meetings of shareholders.   Shareholders wishing to submit proposals for
consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Fund for U.S. Government Securities, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

---------------------------------------------------------------------------
  SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF
                       MAILED IN THE UNITED STATES.
---------------------------------------------------------------------------

                                                  By Order of the Directors


                                                          John W. McGonigle
                                                                  Secretary
August 6, 2002

            FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.

Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779






















Cusip 314182106
Cusip 314182205
Cusip 314182304
(7/02)


---------------------------------------------------------------------------

NOTE TO DRAFTERS:  This proxy card must be conformed to the Notice page language.
---------------------------------------------------------------------------

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of Federated Fund for U.S. Government Securities, Inc. (the "Fund"), hereby appoint Andrew Cross, Maureen A. Ferguson, Joseph W. Kulbacki, and Megan
W. Clement, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund, which the undersigned is entitled to vote at the Meeting of Shareholders to be held on October 4, 2002, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000 at 2:00 p.m. (Eastern Time), and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

Proposal:   To  approve or  disapprove  a  proposed  Agreement  and Plan of
            Reorganization   between   the   Fund  and   Federated   Income
            Securities  Trust, on behalf of its series,  the Federated Fund
            for  U.S.  Government   Securities  (the  "Reorganized  Fund"),
            whereby the  Reorganized  Fund would  acquire all of the assets
            (subject to the liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return
---------------------
this card as soon as possible.
Date

---------------------
                                                                  Signature

                                                   ------------------------
                                                   Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. You may also vote your shares by touchtone phone by calling 1-800-690-6903, or through the Internet at www.proxyvote.com.

                                                                 APPENDIX I

                                   DRAFT

                   AGREEMENT AND PLAN OF REORGANIZATION


         AGREEMENT AND PLAN OF REORGANIZATION dated as of _______, 2002, (the "Agreement") between Federated Fund For U.S. Government Securities, Inc., a Maryland corporation (the "Fund"), with its principal place of business at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, and Federated Income Securities Trust, a Massachusetts business trust (the
"Trust"), with its principal place of business located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, on behalf of its newly-organized portfolio, Federated Fund For U.S. Government Securities (the "Successor Fund").

         WHEREAS, the Board of Directors of the Fund and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by the Successor Fund pursuant to this Agreement; and

         WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"):

         NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

      1.    Plan of Exchange.
            ----------------

            (a) Subject to the terms and conditions set forth herein, the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the
Fund) to the Successor Fund, and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional Class A, B, and C shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), to be issued by the Trust, having an aggregate number equal to the respective number of Class A, B, and C shares of the Fund then outstanding, and having an aggregate net asset value equal to the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Successor Fund Shares shall be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Exchange Date
(such time and date being hereinafter called the "Valuation Time") in accordance with the procedures for determining the value of the Successor Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of additional information for the Successor Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). Successor Fund will not issue certificates representing Successor Fund Shares in connection with the Reorganization. In lieu of delivering certificates for the Successor Fund Shares, the Trust shall credit the Successor Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Successor Fund.

            (b) When the Successor Fund Shares are distributed pursuant to paragraph 1(a), all outstanding shares of the Fund, including any represented by certificates, shall be canceled on the Fund's share transfer books. No redemption or repurchase of Successor Fund Shares credited to a shareholder's account in respect of shares of the Fund represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to the Trust for cancellation or, if such certificates are lost or misplaced, lost certificate affidavits and/or such other documentation that is satisfactory to the Trust or its transfer agent have been executed and delivered thereto.

            (c) Delivery of the assets of the Fund to be transferred shall be made on the Exchange Date (as defined herein). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

            (d) The Fund will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by the Fund after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

            (e) The Exchange Date shall be_____, 2002, or such earlier or later date as may be mutually agreed upon by the parties.

            (f) As soon as practicable after the Exchange Date, the Fund shall distribute all of the Class A, B, and C Successor Fund Shares received by it among the shareholders of Class A, B, and C shares of the Fund in numbers equal to the number of shares of each such Class that each such shareholder holds in the Fund, and shall take all other steps necessary to effect its dissolution and termination. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

      2.    The   Fund's   Representations   and   Warranties.   The   Fund
            -------------------------------------------------
represents and warrants to and agrees with the Trust on behalf of the Successor Fund as follows:

            (a) The Fund is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

            (b) This Agreement has been duly authorized, executed and delivered by the Fund and is valid and binding on the Fund, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Fund's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

            (c) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

            (d) Except as shown on the audited financial statements of the Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Fund's business since then, the Fund has no known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Fund's knowledge, threatened against the Fund.

            (e) On the Exchange Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

      3.    The  Trust's  Representations  and  Warranties.  The Trust,  on
            ----------------------------------------------
behalf of the Successor Fund, represents and warrants to and agrees with the Fund as follows:

            (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; the Successor Fund is a duly organized portfolio of the Trust; and the Trust has the power to carry on its business as it is now being conducted and to carry out this Agreement.

            (b) This Agreement has been duly authorized, executed and delivered by the Trust and is valid and binding on the Trust, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Trust's Declaration of Trust or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

            (c) The Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

            (d) The Successor Fund does not have any known liabilities of a material amount, contingent or otherwise, and there are no legal, administrative or other proceedings pending or, to the Trust's knowledge, threatened against the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

            (e) At the Exchange Date, the Successor Fund Shares to be issued to the Fund (the only Successor Fund shares to be issued as of the Exchange Date) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Trust. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

      4.    The  Trust's  Conditions  Precedent.  The  obligations  of  the
            -----------------------------------
Trust hereunder shall be subject to the following conditions:

            (a) The Fund shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in
Section 1 hereof, all as of the Exchange Date.

            (b) As of the Exchange Date, all representations and warranties of the Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

            (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

      5. The Fund's Conditions Precedent. The obligations of the Fund hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in this Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

      6.    The  Trust's   and  the  Fund's   Conditions   Precedent.   The
            --------------------------------------------------------
obligations of both the Trust and the Fund hereunder shall be subject to the following conditions:

            (a) The post-effective amendment to the Trust's Registration Statement on Form N-1A relating to the Successor Fund under the Securities Act of 1933, as amended, and the 1940 Act, if applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

            (b) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

            (c) Each party shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under
Section 368(a)(1)(F) of the Code.

      Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

      7. Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Fund or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Directors of the Fund or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

      If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Directors, officers or shareholders of the Fund, in respect of this Agreement.

      8. Waiver and Amendments. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of the Fund, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of the Fund and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

      9.    No Survival  of  Representations.  None of the  representations
            --------------------------------
and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

      10.   Governing Law. This  Agreement  shall be governed and construed
            -------------
in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflict of laws.

      11.   Capacity of Trustees, Etc.
            -------------------------

            (a) The names "Federated Income Securities Trust" and "Board of Trustees of Federated Income Securities Trust" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Trust's Declaration of Trust, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Successor Fund by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the Successor Fund's trust property, and all persons dealing with any portfolio of shares of the Trust must look solely to the trust property belonging to such portfolio for the enforcement of any claims against the Trust.

            (b) Both parties specifically acknowledge and agree that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Successor Fund and that no other portfolio of the Trust shall be liable with respect thereto.

      12.   Counterparts.  This Agreement may be executed in  counterparts,
            ------------
each of which, when executed and delivered, shall be deemed to be an original.



      IN WITNESS WHEREOF, the Fund and the Trust have caused this Agreement and Plan of Reorganization to be executed as of the date above first written.




                                    Federated Fund For U.S. Government
                                    Securities, Inc.




                                    Title:


                                    Federated Income Securities Trust
                                    on behalf of its portfolio,
                                    Federated Fund For U.S. Government
                                    Securities




                                    Title: